POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy
L. Conlin, Ellen Harrington, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, Janet E. Shore, Richard A. Silver and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds, for which Colonial Investment Services, Inc. serves as principal underwriter (Colonial Mutual Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to registration statement, of any or all Colonial Mutual Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for Colonial Mutual Funds.

In witness, I have signed this Power of Attorney on this 16th day of February, 1996.




ROBERT J. BIRNBAUM
------------------
Robert J. Birnbaum



              POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy
L. Conlin, Ellen Harrington, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, Janet E. Shore, Richard A. Silver and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds, for which Colonial Investment Services, Inc. serves as principal underwriter (Colonial Mutual Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to registration statement, of any or all Colonial Mutual Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for Colonial Mutual Funds.

In witness, I have signed this Power of Attorney on this 16th day of February, 1996.




TOM BLEASDALE
--------------
Tom Bleasdale



                POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy
L. Conlin, Ellen Harrington, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, Janet E. Shore, Richard A. Silver and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds, for which Colonial Investment Services, Inc. serves as principal underwriter (Colonial Mutual Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to registration statement, of any or all Colonial Mutual Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for Colonial Mutual Funds.

In witness, I have signed this Power of Attorney on this 16th day of February, 1996.




JAMES E. GRINNELL
-----------------
James E. Grinnell



                 POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy
L. Conlin, Ellen Harrington, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, Janet E. Shore, Richard A. Silver and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds, for which Colonial Investment Services, Inc. serves as principal underwriter (Colonial Mutual Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to registration statement, of any or all Colonial Mutual Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for Colonial Mutual Funds.

In witness, I have signed this Power of Attorney on this 16th day of February, 1996.



WILLIAM D. IRELAND, JR.
-----------------------
William D. Ireland, Jr.



                POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy
L. Conlin, Ellen Harrington, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, Janet E. Shore, Richard A. Silver and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds, for which Colonial Investment Services, Inc. serves as principal underwriter (Colonial Mutual Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to registration statement, of any or all Colonial Mutual Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for Colonial Mutual Funds.

In witness, I have signed this Power of Attorney on this 16th day of February, 1996.




RICHARD W. LOWRY
-----------------
Richard W. Lowry



                     POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy
L. Conlin, Ellen Harrington, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, Janet E. Shore, Richard A. Silver and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds, for which Colonial Investment Services, Inc. serves as principal underwriter (Colonial Mutual Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to registration statement, of any or all Colonial Mutual Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for Colonial Mutual Funds.

In witness, I have signed this Power of Attorney on this 16th day of February, 1996.



WILLIAM E. MAYER
----------------
William E. Mayer



                 POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy
L. Conlin, Ellen Harrington, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, Janet E. Shore, Richard A. Silver and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds, for which Colonial Investment Services, Inc. serves as principal underwriter (Colonial Mutual Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to registration statement, of any or all Colonial Mutual Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for Colonial Mutual Funds.

In witness, I have signed this Power of Attorney on this 16th day of February, 1996.



JAMES L. MOODY, JR.
-------------------
James L. Moody, Jr.



                   POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy
L. Conlin, Ellen Harrington, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, Janet E. Shore, Richard A. Silver and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds, for which Colonial Investment Services, Inc. serves as principal underwriter (Colonial Mutual Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to registration statement, of any or all Colonial Mutual Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for Colonial Mutual Funds.

In witness, I have signed this Power of Attorney on this 16th day of February, 1996.


JOHN J. NEUHAUSER
-----------------
John J. Neuhauser



                 POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy
L. Conlin, Ellen Harrington, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, Janet E. Shore, Richard A. Silver and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds, for which Colonial Investment Services, Inc. serves as principal underwriter (Colonial Mutual Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to registration statement, of any or all Colonial Mutual Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for Colonial Mutual Funds.

In witness, I have signed this Power of Attorney on this 16th day of February, 1996.



GEORGE L. SHINN
---------------
George L. Shinn



               POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy
L. Conlin, Ellen Harrington, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, Janet E. Shore, Richard A. Silver and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds, for which Colonial Investment Services, Inc. serves as principal underwriter (Colonial Mutual Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to registration statement, of any or all Colonial Mutual Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for Colonial Mutual Funds.

In witness, I have signed this Power of Attorney on this 16th day of February, 1996.



ROBERT L. SULLIVAN
------------------
Robert L. Sullivan



                 POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy
L. Conlin, Ellen Harrington, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, Janet E. Shore, Richard A. Silver and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds, for which Colonial Investment Services, Inc. serves as principal underwriter (Colonial Mutual Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to registration statement, of any or all Colonial Mutual Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for Colonial Mutual Funds.

In witness, I have signed this Power of Attorney on this 16th day of February, 1996.



SINCLAIR WEEKS, JR.
-------------------
Sinclair Weeks, Jr.



              POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy
L. Conlin, Ellen Harrington, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, Janet E. Shore, Richard A. Silver and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds, for which Colonial Investment Services, Inc. serves as principal underwriter (Colonial Mutual Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to registration statement, of any or all Colonial Mutual Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for Colonial Mutual Funds.

In witness, I have signed this Power of Attorney on this 16th day of February, 1996.


LORA S. COLLINS
----------------
Lora S. Collins